Investor Presentation September 30, 2022 Investor Slides

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about management’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results: 1) The risks associated with lending and potential adverse changes in the credit quality of loans in the Company’s portfolio; 2) Changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, overall profitability, and stockholders’ equity; 3) Legislative or regulatory changes, as well as increased banking and consumer protection regulation, that may adversely affect the Company’s business; 4) Ability to complete pending or prospective future acquisitions; 5) Costs or difficulties related to the completion and integration of acquisitions; 6) The goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) Reduced demand for banking products and services; 8) The reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain and maintain customers; 9) Competition among financial institutions in the Company's markets may increase significantly; 10) The risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) The projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) Consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 13) Dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank divisions; 14) Material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) Natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) The Company’s success in managing risks involved in the foregoing; 17) The effects from military action in Ukraine, including the broader impacts to financial markets and economic conditions; and 18) The effects of any reputational damage to the Company resulting from any of the foregoing. 1

Glacier Bancorp, Inc. 9/30/2022 Snapshot Ticker GBCI Total Assets $26.73 billion Gross Loans $14.85 billion Deposits $21.88 billion TCBV Per Share $15.73 Dividends $0.33 Stock Price $49.13 Market Cap $5.44 billion 2

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 3

Glacier is a “Company of Banks” 4

Altabancorp Acquisition Announcement 5 • Largest community bank headquartered in Utah, with $3.5 billion in assets • Transaction is consistent with Glacier’s targeted financial metrics and focused M&A strategy • Solidifies and ensures Glacier’s continued leadership position in the Rocky Mountain West, one of the strongest regions in the country Pro Forma Utah Branch Footprint ALTA Branches FCB Branches

6 WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 222 Locations (as of 9/30/2022)

7 6/30/22 GBCI Geography Total chartered banks 281 Total target banks 201 Assets under $1B 172 Assets $1 – $3.5B 29

8 Solid Financial Results

5 Year Total Return 9/30/2017 – 9/30/2022 9

1 Year Total Return 9/30/2021 – 9/30/2022 10

Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks 11 Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2021 8 Glacier Bancorp Inc. 18.5 0.29 12.2 49 10.1 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6

Reconciliation of 2017 Non-GAAP Measures to GAAP 12 (Dollars in thousands, except per share data) December 31 2017 Earnings per share YTD (GAAP) 1.50$ Tax Act adjustment (GAAP) 0.25 Earnings per share YTD (non-GAAP) 1.75$ Return on assets (GAAP) 1.20% Tax Act adjustment (GAAP) 0.21% Return on assets (non-GAAP) 1.41% Return on tangible equity (GAAP) 11.70% Tax Act adjustment (GAAP) 1.96% Return on tangible equity (non-GAAP) 13.66% In addition to the results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non-GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP. This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset.

13 Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $1.75* $2.17 $2.38 $2.81 $0.85 $0.61 $0.81 $0.69 $0.79 $0.72 $2.45 $2.02 • The decrease in third quarter 2022 EPS over the third quarter 2021 EPS includes: • $38.3 million decrease in PPP related income • $33.8 million decrease in gain on sale of residential loans • $18.7 million increase in credit loss expense • $7.5 million increase in acquisition-related expenses • Third quarter 2022 non-interest expense of $130 million increased $539 thousand, or 0.42%, over the second quarter 2022 $2.86 * Non-GAAP (see reconciliation on slide 12)

1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.59% 1.41%* 1.64% 1.33% 1.57% 1.13% • ROA in the second quarter of 2022 was in the 55th♦ percentile among Glacier’s peer group Return on Assets *Non-GAAP (see reconciliation on slide 12) ♦BHCPR as of 6/30/2022 1.62% 14

10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 13.66%* 16.15% 16.85% 16.42% 15.49% 17.88% 16.02% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE Return on Tangible Equity * Non-GAAP (see reconciliation on slide 12) 15

$100 $200 $300 $400 $500 $600 $700 $800 $345 $433 $503 $600 $663 $635* $781* 4.12% 4.21% 4.39% 4.09% 3.42% 3.52% 3.26% • Third quarter 2022 net interest income of $781 million increased $146 million, or 23%, over net interest income of $635 million for third quarter 2021 • Third quarter 2022 net interest margin of 3.26% decreased 26 basis points over the net interest margin of 3.52% for third quarter 2021 Net Interest Income / Margin (Dollars in millions) *Net interest income and margin are annualized 16

44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 53.9% 54.7% 57.8% 50.0% 51.4% 48.9% 55.1% • Excluding acquisition-related expenses, the efficiency ratio would have been 52.39% for third quarter 2022 compared to 49.94% for third quarter 2021 • Higher efficiency ratio driven by: • Increase in non-interest expense primarily due to the acquisition of Altabank • Decrease in gain on sale of residential loans • Decrease in income from PPP loans Efficiency Ratio 17

Strong Balance Sheet 18

$9,706 $12,115 $13,684 $18,504 $25,941 $26,733 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 • Total assets increased $792 million, or 3%, during the first nine months of 2022 • Total assets grew $7.4 billion, or 40%, in 2021, including $4.1 billion from the Altabank acquisition Asset Trends (Dollars in millions) 19

0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.1% 11.9% 12.5% 14.4% 8.6% 12.2% 12.2% 13.9% Peers Glacier • Total risk-based capital ranks in the 45th percentile among Glacier’s peer group • Capacity to add $2.0 billion of assets and still maintain an 8% leverage ratio Capital Ratios Relative to Peers♦ 20 ♦BHCPR as of 6/30/2022

Ample Liquidity of $17.5 Billion • Ready access to liquidity totaling $12.2 billion • $5.4 billion in available borrowing capacity o Fed Discount Window: $1.8 billion o FHLB: $2.9 billion o Correspondent banks: $0.7 billion • $6.4 billion of unpledged marketable securities • Cash of $0.4 billion • Additional liquidity totaling $5.3 billion • Access to brokered deposits: $4.0 billion • Over-pledged marketable securities: $0.5 billion • Loans eligible for pledging: $0.8 billion • Core deposits grew in Q3 2022 21

$7,580 $9,494 $10,776 $14,798 $21,337 $21,880 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 • During the first nine months of 2022, deposits increased $543 million, or 3% • Growth in the number of deposit accounts has also increased significantly the past several years Deposit Trends (Dollars in millions) 22

Non- Interest Bearing 38% NOW and DDA 25% Savings 14% MMDA 18% CDs 5% Wholesale 0% 9/30/2021 Non- Interest Bearing 38% NOW and DDA 25% Savings 15% MMDA 18% CDs 4% Wholesale 0% 9/30/2022 Deposit Composition 23

$2,312 $3,001 $3,697 $5,455 $7,779 $8,294 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 • Non-interest bearing deposits increased $515 million, or 7%, during the first nine months of 2022 • Non-interest bearing deposits comprise 38% of total deposits Non-Interest Bearing Deposits (Dollars in millions) 24

0.23% 0.22% 0.24% 0.15% 0.09% 0.10% 0.52% 0.81% 1.10% 0.53% 0.21% 0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Glacier Peers • Total deposit costs have remained stable while Glacier’s peer group costs have experienced greater volatility • Core deposits are a competitive advantage and will be a key driver of future performance • Cost of total deposits as of September 30th = 0.06%, including non-interest bearing Interest-Bearing Deposit Cost Relative to Peers 25 ♦Graph based on BHCPR as of 6/30/2022

$6,578 $8,288 $9,513 $11,123 $13,432 $14,851 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 • Gross loans increased $1.4 billion, or 11% annualized, during the first nine months of 2022 • Gross loans increased $2.3 billion, or 21%, during 2021 • Excluding PPP loans and the Altabank acquisition, the loan portfolio increased $1.2 billion, or 11%, during 2021 Loan Trends (Dollars in millions) 26

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $601 $728 $364 $1,158 $419 $171 $1,419 • Excluding PPP loans, organic loan growth for the first nine months of 2022 was $1.6 billion, or 16% annualized, compared to $171 million, or 2% annualized, for the first nine months of 2021 (Dollars in millions) Organic Loan Growth 27

Residential Real Estate 7% CRE 61% Other Commercial 23% HELOC 6% Other Consumer 3% 9/30/2021 Residential Real Estate 9% CRE 65% Other Commercial 18% HELOC 5% Other Consumer 3% 9/30/2022 Loan Composition 28

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13% Utah 16% Washington 5% Wyoming 8% Colorado 10% Arizona 9% Nevada 5% 9/30/2022 Geographic Loan Dispersion 29

$2,427 $2,870 $2,800 $5,528 $10,370 $9,512 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 • Investment securities ended third quarter 2022 at 36% of total assets compared to 40% at the end of third quarter 2021 • Investments decreased $858 million, or 8%, during the first nine months of 2022 (Dollars in millions) Investment Portfolio Trends 30

US Gov't & Federal Agency 0% US Gov't Sponsored Enterprises 1% State & Local Gov'ts 19% Corporate Bonds 2% Residential MBS 65% Commercial MBS 13% 9/30/2021 US Gov't & Federal Agency 14% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 22% Corporate Bonds 1% Residential MBS 48% Commercial MBS 12% 9/30/2022 Investment Composition 31

Improved Credit Quality 32

0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.68% 0.47% 0.27% 0.19% 0.26% 0.24% 0.13% • NPAs decreased $32.6 million during the first nine months of 2022 to 0.13% of Bank assets compared to the $15.7 million increase in the first nine months of 2021 to 0.24% of Bank assets NPAs to Bank Assets 33

• Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (September 2022) CECL and Allowance for Credit Losses (ACL) 34 2Q22 3Q22 4Q22 2022 2023 GDP Change (0.1%) 0.5% 0.1% 0.02% 0.01% Unemployment Rate 3.6% 3.6% 3.7% 3.7% 4.4%

-$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $10,824 $9,953 $57 $39,765 $23,076 -$4,880 $13,839 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit Provision For Credit Losses (Dollars in thousands) 35

$0 $2,500 $5,000 $7,500 $10,000 $12,500 $10,828 $8,282 $6,806 $7,653 $2,329 $1,713 $5,847 • For the first nine months of 2022, net charge- offs as a percentage of total loans were 0.04% compared to 0.02% in the first nine months of 2021 Net Charge-Offs (Dollars in thousands) 36

1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 1.97% 1.58% 1.31% 1.42% 1.29% 1.36% 1.20% • ACL was in the 57th♦ percentile of Glacier’s peer group for second quarter 2022 • The ACL was 1.20% of loans at the end of third quarter 2022 compared to 1.36% at the end of third quarter 2021 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans ♦BHCPR as of 6/30/2022 37

Shareholder Return 38

$0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 • At September 30, 2022, Glacier’s dividend yield was 2.69% • The Company has declared 150 consecutive quarterly dividends • In 2021, the Company increased its quarterly dividend by $0.09, or 7.6%, over 2020 Dividends Declared 39

Annual Total Return * 15 .2 % Annual EPS Growth Rate 9 .8% Annual Dividend Growth Rate 12 .1% * Reflects resul ts through 9 /30 /20 22 , assuming no reinvestment of dividends Compounded Rates • Strong consistent performance over the past 38 years • Long-term goal is to produce double digit dividend growth 40 Long-Term Performance Since 1984